UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      September 2, 2004 (August 28, 2004)


                     COMPUTER ACCESS TECHNOLOGY CORPORATION
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               (Exact name of Registrant as Specified in Charter)


         DELAWARE                     000-31863                 77-0302527
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


               3385 SCOTT BOULEVARD, SANTA CLARA, CALIFORNIA 95054
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (408) 727-6600
                                                     ---------------


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 31, 2004, Computer Access Technology Corporation (the "Company") entered into a Services Agreement with Dan Wilnai, an Employment Agreement with Peretz Tzarnotzky and a Cash Bonus Plan with Carmine Napolitano.

         Mr. Wilnai is one of the co-founders of the Company and will continue to serve pursuant to the services agreement as the Chairman of the Board of Directors. He has served as the Chairman since the Company's incorporation in February 1992, as the Chief Executive Officer from the Company's incorporation in February 1992 to January 2002 and again beginning in October 2002 to July 2004, as the Company's President from the Company's incorporation in February 1992 to January 2002 and again from October 2002 to November 2003, and as the Secretary of the Company from its incorporation in February 1992 until August 2000.

         Pursuant to the services agreement, Mr. Wilnai will receive compensation at an annualized rate of $30,000 and, upon a change of control, he and his spouse will receive certain life-time medical insurance benefits. Mr. Wilnai has also agreed not to compete with the Company for a period of twenty-four months after consummation of a change of control.

         Mr. Tzarnotzky is one of the co-founders of the Company and will continue to serve pursuant to the employment agreement as the Executive Vice President, Engineering of the Company where he has served since September 2002. He has also served as a member of the Board of Directors since the Company's incorporation in February 1992. From January 2002 to September 2002, Mr. Tzarnotzky served as the Executive Vice President, Chief Technology Officer, from July 2000 to January 2002, as the Vice President, Chief Technology Officer of the Company, and from its incorporation in February 1992 to June 2000, as the Company's Vice President, Engineering.

         Pursuant to the employment agreement, Mr. Tzarnotzky will receive an annualized base salary of $220,000 and, upon a change of control, he and his spouse will receive certain life-time medical insurance benefits. Mr. Tzarnotzky has also agreed not to compete with the Company for a period of twenty-four months after consummation of a change of control.

         Carmine Napolitano has served as the President and Chief Executive Officer since July 2004, the President, Chief Financial Officer and Secretary of the Company since November 2003, and as Vice President, Chief Financial Officer and Secretary of the Company from September 2002 to November 2003.

         On August 28, 2004, the Compensation Committee approved a Cash Bonus Plan for Mr. Napolitano pursuant to which he is eligible for a bonus of up to 50% of his base salary in calendar year 2004.

ITEM 9.01.     FINANCIAL STATEMENT AND EXHIBITS

   (c) Exhibits.

   Exhibit
   Number       Document
   ------       --------

      10.1 Services Agreement dated August 31, 2004 between the Company and Dan Wilnai.

      10.2 Employment Agreement dated August 31, 2004 between the Company and Peretz Tzarnotzky.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMPUTER ACCESS TECHNOLOGY CORPORATION,
                                         a Delaware corporation



Date: September 2, 2004                  By: /s/ Jason LeBeck
                                             ---------------------------
                                             Jason LeBeck
                                             Vice President and
                                             Chief Financial Officer

EXHIBIT INDEX

    Exhibit
    Number      Document
    -------     --------

      10.1 Services Agreement dated August 31, 2004 between the Company and Dan Wilnai.

      10.2 Employment Agreement dated August 31, 2004 between the Company and Peretz Tzarnotzky.